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                                                                   EXHIBIT 10.36

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILAILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.


No. A-1                                               Date: December 27, 2002


                                VIEWLOCITY, INC.

              SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT

Viewlocity, Inc., a Georgia corporation (the "Company"), hereby certifies that, for value received, Silicon Valley Bank (the "Holder"), or its successors or registered assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time on or before the Expiration Date (as hereinafter defined), up to 80,000 shares (the "Warrant Shares") of Series A Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series A Preferred Stock") at an exercise price of $2.50 per share (the "Exercise Price"). The number of Warrant Shares and the Exercise Price shall be subject to adjustment as set forth herein.

     Notwithstanding anything contained herein to the contrary, if the Series A Preferred Stock is automatically converted into Common Stock of the Company, par value $.01 per share ("Common Stock"), pursuant to the Certificate of Designation (as hereinafter defined) as now in effect or as hereafter amended, then this Warrant shall be exercisable for such number of shares of Common Stock deliverable upon the conversion of the Series A Preferred Stock issuable upon exercise of this Warrant immediately prior to such automatic conversion, at an exercise price per share of Common Stock equal to the Exercise Price immediately prior to such conversion divided by the total number of shares of Common Stock then issuable upon conversion of a single share of Series A Preferred Stock and thereafter all references in this Warrant to "Series A Preferred Stock" shall mean such shares of Common Stock.

     1. DEFINITIONS. As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term "Company" shall mean Viewlocity, Inc., a Georgia corporation (f/k/a SynQuest, Inc.), and any corporation that shall succeed to or assume the obligations of Viewlocity, Inc. hereunder.

          (c) The term "Certificate of Designation" shall mean the Designation of Preferences, Limitations, and Relative Rights of Series A Convertible Preferred Stock of SynQuest, Inc., as set forth in Article V of the Articles of Amendment of the Third Amended and Restated Articles of Incorporation of SynQuest, Inc., as filed with the Secretary of State of the State of Georgia on November 15, 2002.

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          (c)   The term "Expiration Date" refers to December 26, 2007.

          (d) The term "Fair Market Value" shall mean (i) if the Company's common stock is traded in a public market and the shares are common stock, the fair market value of each Share shall be the closing price of a Share reported for the business day immediately before Holder delivers to the Company the subscription form required by Section 2(a) hereof; (ii) if the Company's common stock is traded in a public market and the Shares are preferred stock, the fair market value of a Share shall be the closing price of a share of the Company's common stock reported for the business day immediately before Holder delivers to the Company the subscription form required by Section 2(a) hereof, in both cases, multiplied by the number of shares of the Company's common stock into which a Share is convertible or (iii) if the Company's common stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

          (e) The term "Common Stock" shall mean the Company's Common Stock, $.01 par value per share.

     2.   EXERCISE OF WARRANT.

     (a) METHOD OF EXERCISE. This Warrant may be exercised in full or in part at any time or from time to time until the Expiration Date by the Holder by surrender of this Warrant and the subscription form annexed hereto (duly completed and executed) by the Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Series A Preferred Stock to be purchased as designated by the Holder in the subscription form by (b) the Exercise Price then in effect (or in accordance with the provisions of Section 2(b) below). On any partial exercise, the Company at its expense will forthwith issue and deliver to, or upon the order of the Holder a new Warrant or Warrants of like tenor, in the name of the Holder or as such Holder (upon payment by such holder of any applicable transfer taxes and subject to applicable securities laws and subject to compliance with the terms hereof) may request, providing in the aggregate on the face or faces thereof for the number of shares of Series A Preferred Stock for which such Warrant or Warrants may still be exercised. In the event that, upon the Expiration Date, the fair market value of one Warrant Share (or other security issuable upon the exercise hereof) is greater than the Exercise Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 2 as to all Warrant Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Warrant Shares (or such other securities) issued upon such conversion to the Holder.

     (b) NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Series A Preferred Stock as is computed using the following formula:

                                  X = Y X (A-B)
                                      ---------
                                          A

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where: X = the number of shares of Series A Preferred Stock to be issued to the
Holder pursuant to this Section 2(b).

      Y = the number of shares of Series A Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 2(b).

      A = the Fair Market Value (as hereinafter defined) of one share of Series
          A Preferred Stock at the time the net issue election is made pursuant to this Section 2(b).

      B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 2(b).

The Board shall promptly respond in writing to an inquiry by the Holder as to the Fair Market Value of one share of Series A Preferred Stock.

          (c) INCREASE IN NUMBER OF SHARES. As of the Issue Date, Holder may exercise or convert this Warrant for up to 50,000 Warrant Shares. Unless the Company achieves two (2) consecutive fiscal quarters of positive EBITDA (as defined in the Loan and Security Agreement between the Company and Holder of even date herewith) before December 31, 2003, Holder may exercise or convert this Warrant for up to an additional 30,000 of the Shares at any time from and after December 31, 2003.

     3. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The Exercise Price and the number of Warrant Shares shall be subject to adjustment as follows:

          (a) STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall declare a dividend or make any other distribution upon the Series A Preferred Stock payable in shares of Series A Preferred Stock, then the Exercise Price shall be reduced to that price determined by multiplying the Exercise Price in effect immediately prior to the time of such dividend or distribution by a fraction (y) the numerator of which shall be the number of shares of Series A Preferred Stock outstanding immediately prior to such dividend or distribution, and (z) the denominator of which shall be the number of shares of Series A Preferred Stock outstanding immediately after such dividend or distribution. The number of Warrant Shares shall be increased to a number determined by multiplying the number of Warrant Shares immediately prior to the time of such dividend or distribution by a fraction (y) the numerator of which shall be the number of shares of Series A Preferred Stock outstanding immediately after such dividend or distribution, and
(z) the denominator of which shall be the number of shares of Series A Preferred Stock outstanding immediately prior to such dividend or distribution.

          (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant is outstanding and unexpired shall subdivide or combine its outstanding shares of Series A Preferred Stock into a greater number of shares, the Exercise Price shall be proportionately reduced and the number of Warrants shares proportionately increased, and, conversely, if the Company shall subdivide or combine its outstanding shares of Series A Preferred Stock into a lesser number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately decreased.

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          (c)   REORGANIZATIONS, ETC. In case of any capital reorganization, any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Series A Preferred Stock) or of the sale of all or substantially all the properties and assets of the Company as an entirety to any other corporation or other person or entity, this Warrant shall, after such reorganization, reclassification, consolidation, merger or sale, be exercisable for the kind and number of shares of stock or other securities or property (including cash) of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or of such other person to which the Holder would have been entitled if the Holder had held the shares of Series A Preferred Stock issuable upon the exercise hereof immediately prior to such reorganization, reclassification, consolidation, merger or sale.

          (d) ASSUMPTION ON SALE, MERGER, OR CONSOLIDATION OF THE COMPANY. Upon the closing of any Acquisition, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Warrant Shares issuable upon exercise of the unexercised portion of this Warrant as if such Warrant Shares were outstanding on the record date for the Acquisition and subsequent closing. The Exercise Price and/or number of Warrant Shares shall be adjusted accordingly. FOR THE PURPOSE OF THIS WARRANT, "Acquisition" means any sale, license, or other disposition of all or substantially all of the assets of the Company (other than a sale of the Company's integration business), or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          (e) NO IMPAIRMENT. The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

          (f)   NOTICE OF ADJUSTMENT. Upon any adjustment pursuant to this
Section 3, the Company shall cause to be given to the Holder written notice of such adjustment.

     4. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder, or as the Holder (upon payment by the Holder of any applicable transfer taxes and subject to applicable securities laws) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Series A Preferred Stock to which the Holder shall be entitled on such exercise, in such denominations as may be requested by the Holder, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value of one full share of Series A Preferred Stock, together with any other stock or other securities and property (including cash, where applicable) to which such holder is entitled upon such exercise pursuant to Section 2 or otherwise.

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     5.   COVENANTS AS TO SERIES A PREFERRED STOCK AND COMMON STOCK. The Company
covenants and agrees that all shares of Series A Preferred Stock which may be issued upon the exercise of this Warrant, and all shares of Common Stock which may be issued upon the conversion of the shares of Series A Preferred Stock, will, upon issuance, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. Without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such actions as may be requisite to assure that the stated or par value per share of Series A Preferred Stock is at all times equal to or less than the then effective Exercise Price per share of Series A
Preferred Stock issuable upon exercise of this Warrant. The Company further covenants and agrees that, upon the authorization, creation and issuance of shares of Series A Preferred Stock, the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Series A Preferred Stock to provide for the exercise of this Warrant and shares of Common Stock to provide for the conversion of the shares of Series A Preferred Stock. If and so long as the Series A Preferred Stock issuable upon the exercise of this Warrant or the Common Stock issuable upon conversion of the shares of Series A Preferred Stock is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all such shares of capital stock that are so listed. The Company represents and warrants to the Holder that (i) the initial Exercise Price is not greater than the price per share at which the Warrant Shares were last issued in an arms length transaction in which at least $500,000 of the Warrant Shares were sold and the fair market value of the Warrant Shares as of the date of this Warrant and (ii) the capitalization table supplied by the Company on December 26, 2002 to Silicon Valley Bank remains true and complete as of the Issue Date.

     6.   HOLDER'S INVESTMENT REPRESENTATIONS.

          (a) PURCHASE FOR OWN ACCOUNT. Except for transfers to Holder's affiliates, this Warrant and the securities to be acquired upon exercise of this Warrant by the Holder will be acquired for investment for the Holder's account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the 1933 Act, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. If not an individual, the Holder also represents that the Holder has not been formed for the specific purpose of acquiring this Warrant or the Warrant Shares.

          (b) DISCLOSURE OF INFORMATION. The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder has access.

          (c) INVESTMENT EXPERIENCE. The Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. The
Holder: (i) has experience as an investor in securities of companies in the development stage and acknowledges that the Holder is able to fend for itself, can bear the economic risk of such Holder's investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that the Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or (ii) has a preexisting personal or business

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relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Holder to be aware of the character, business acumen and financial circumstances of such persons.

          (d) Accredited Investor Status. The Holder is an "accredited investor" within the meaning - of Regulation D promulgated under the 1933 Act.

     7. REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED. The Company agrees that the Warrant Shares or, if the Warrant Shares are convertible into common stock of the Company, such common stock, shall be subject to the piggyback and Form S-3 registration rights set forth in the Company's Registration Rights Agreement. The provisions set forth in Company's Registration Rights Agreement relating to the above in effect as of the Issue Date may not be amended, modified or waived without the prior written consent of Holder unless such amendment, modification or waiver affects Holder in the same manner as such amendment, modification all other shareholders of the same series of Warrant Shares granted to the Holder.

     8. NO STOCKHOLDER RIGHTS. This Warrant shall not entitle to the holder hereof to any voting rights or other rights as a stockholder of the Company.

     9.   RESTRICTIONS ON TRANSFER RIGHTS.

          (a) The holder of this Warrant by acceptance hereof acknowledges and agrees that this Warrant and the shares of Series A Preferred Stock may not be sold, transferred or assigned in whole or part without compliance with applicable federal and state securities laws by the transferor and the transferee (including without limitation the delivery of legal opinions reasonably satisfactory to the Company). Provided that the sale, transfer or assignment otherwise complies with the terms of the preceding sentence, the Company shall not require Holder to provide an opinion of counsel if the transfer is to Silicon Valley Bancshares (Holder's parent company) or any other affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

          (b) Each certificate representing the shares of Series A Preferred Stock shall bear a legend substantially in the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS."

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     10.  TRANSFER OF WARRANT. Subject to Section 9 herein and applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the agency or office of the Company designated by the Company, by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Subject to Section 9 herein and applicable securities laws, each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until each transfer on such books, the Company may treat the registered Holder hereof as the owner hereof for all purposes. Subject to the provisions of Section 9 herein, and upon providing Company with written notice, Holder or Silicon Valley Bancshares (if applicable) may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable, directly or indirectly, upon conversion of the Shares, if any) to The Silicon Valley Bank Foundation, or to any affiliate of Holder, by providing to the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

     11. EXCHANGE OF WARRANT. This Warrant is exchangeable upon the surrender hereof by the Holder at the office or agency of the Company designated by the Company, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of Warrant Shares as shall be designated by said Holder at the time of such surrender.

     12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute a contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     13. NOTICES. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first class mail, telecopier, or overnight air courier guaranteeing next day delivery, (i) if from the Company to the Holder, to the address furnished to the Company in writing by the Holder (which initially shall be the address of the Holder set forth in the Series F Purchase Agreement), and (ii) if from the Holder to the Company, to the address of its principal office. All such notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) five business days after being deposited in mail, postage prepaid, if mailed; (iii) when answered back if telexed; (iv) when receipt is acknowledged, if telecopied; and (v) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days' prior notice of such change in accordance herewith.

     14. NOTICE OF CERTAIN EVENTS. If the Company proposes at any time (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other

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securities and whether or not a regular cash dividend; (b) the offer for sale of additional shares of any class or series of the Company's stock other than stock options; (c) to effect any reclassification or recapitalization of common stock;
(d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the company's securities for cash, then, in connection with each such event, the Company shall give
Holder (1) at least 10 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in
(c) and (d) above at least 10 days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the other holders of piggyback registration rights.

     15. AMENDMENT OR WAIVER. This Warrant and any term hereof may be amended or waived by an instrument in writing signed by the Company and the Holder. No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     16. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the internal laws of the State of Georgia, without regard to principles of conflicts of laws.

     17. HEADINGS. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

     18. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     19. NOTICE PRIOR TO PUBLIC OFFERING. The Company shall give the Holder at least twenty (20) days prior written notice of the effectiveness of any registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, in connection with an Initial Public Offering.

IN WITNESS WHEREOF, this Warrant has been executed this 27th day of December, 2002.

                                      VIEWLOCITY, INC.,
                                      A Georgia corporation f/k/a SynQuest, Inc.


                                      By: /s/ L. Allen Plunk
                                          --------------------------------------

                                      Title: EVP and CFO
                                             -----------------------------------

                              FORM OF SUBSCRIPTION
                   (To be signed only on exercise of Warrant)

TO VIEWLOCITY, INC.

     The undersigned, being the Holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, ___________ shares of Series A Preferred Stock and herewith makes payment of $____________________ therefor in cash, or elects to surrender the right to purchase _____ shares of Series A Preferred Stock pursuant to Section 2(b) of this Warrant, and requests that the certificates for such shares be issued in the name of, and delivered to _______________ whose address is
     _______________________________________________________.

Dated: ______________________       (Signature must conform to name of holder as
                                    specified on the face of the Warrant)


                                    ---------------------------------------

                                    ---------------------------------------
                                    (Address)


                      ------------------------------------

                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto ________________ the right represented by the within Warrant to purchase
___________ shares of Series A Preferred Stock to which the within Warrant relates, and appoints _____________________________as its Attorney to transfer such right on the books of VIEWLOCITY, INC. with full power of substitution in the premises.

Dated: ______________________       (Signature must conform to name of holder as
                                    specified on the face of the Warrant)


                                    ---------------------------------------

                                    ---------------------------------------

Signed in the presence of:


--------------------------------

                                        2